First
Financial
Fund, Inc.


ANNUAL
REPORT
March 31, 1997

Letter To Shareholders                                  April 16, 1997

Dear Fellow Shareholder:

Notwithstanding a respectable showing for the year ended March 31, 1997, the stock market of late has left many investors edgy and insecure. The S&P 500 Index gained only 2.7% for the first three months in 1997, while its one-year return for the period ended March 31, 1997 was 19.8%. During this one-year time period, the S&P 500 Index outperformed approximately 90% of all open-end equity mutual funds. Our positive performance reflected the strong showing of financial stocks, which in turn benefited by continued industry consolidation, positive earnings trends and a stable economy.

The performance of the First Financial Fund and various benchmarks is shown as follows:

                         TOTAL RETURN
             For The Periods Ended March 31, 1997
                                   6 Mos.   12 Mos.
First Financial Fund's NAV         15.7%     37.7%
S&P 500 Index                      11.2%     19.8%
NASDAQ Composite*                  -0.4%     10.9%
NASDAQ Banks*                      19.9%     30.9%
SNL Daily*                         22.9%     38.1%

* Principal only.

On March 31, 1997, First Financial Fund's shares closed at a market price of $14.50 per share, which represented a discount of 5.0% to the net asset value per share of $15.26.

Outlook and Strategy

Everybody knows that the Fed raised rates by 25 basis points. Everybody suspects that they will do it again. In such an environment, financial stocks generally underperform both relative to the broad market and in the absolute. Blue Light specials abound. We will scrounge for bargains, focusing in particular on financials with healthy balance sheets and a decent prognosis in an environment of slowly rising interest rates. We have been hurt of late by the Fund's outsized positions in consumer finance stocks. They have significantly underperformed the other finance subsectors. While much of the carnage in consumer finance equities is well deserved and more is to come, we believe select stocks in this area represent outstanding value. As always, the wheat and the chaff will become apparent over the long term.

A share of stock represents an ownership share in a company. That share should reflect the intrinsic value of that company and will wax or wane depending on business trends and management's ability to manage through those trends. For all but a handful of companies, intrinsic value changes slowly. Entities of substance take time to build or erode. We have been simply dumbfounded of late by the stock market performance of individual companies, which in a matter of days or even hours has changed 10, 20 or 50% or more. We posit that the prospects for these companies could not possibly have varied to such a degree in such a short time. Rather, it is a sign that the stock market has become less a cool, rational exchange for the investor and more a casino for the speculator. Ours here is not to moralize. Still, we wouldn't mind seeing the stock market close for a year to allow investors to focus on the fundamentals of the companies that they own and not be distracted or disoriented by price movements.
What a joy to focus on individual businesses without all the stock market gibberish! Alas, only a fantasy. Besides which, it is precisely in times of panic and irrational behavior that we find our best investments at the lowest prices.

The Fund is currently approximately 85% invested as of March 31, 1997. If financial stocks continue to languish, we will no doubt put the cash to work. We are encouraged by current valuations and look for better performance over the long term.


Sincerely,

Nicholas C. Adams
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of March 31, 1997      FIRST FINANCIAL FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--89.9%
COMMON STOCKS--84.1%
------------------------------------------------------------
Banks & Thrifts--54.8%
 242,700    Acadiana Bancshares, Inc.              $  4,550,625
 126,000    Affiliated Community Bancorp, Inc.        2,976,750
 210,000    Ambanc Holding Co., Inc.*                 2,782,500
 117,900    Banknorth Group, Inc.                     4,774,950
 125,000    Big Foot Financial Corp.*                 1,765,625
 281,762    Bostonfed Bancorp, Inc.                   4,261,650
 211,000    Cameron Financial Corp.                   3,376,000
 189,000    Catskill Financial Corp.*                 3,024,000
 117,800    CCF Holding Co.                           1,884,800
 106,500    Community Financial Corp.                 1,570,875
  74,600    CSB Financial Group, Inc.*                  811,275
 210,000    Dime Bancorp, Inc.*                       3,228,750
 308,900    Downey Financial Corp.                    6,255,225
 187,200    Eastern Bancorp, Inc.                     4,539,600
 202,900    Fidelity Federal Bancorp                  1,673,925
 238,000    First Defiance Financial Corp.            3,242,750
 224,800    FirstFed America Bancorp, Inc.*           3,062,900
  63,000    FirstFed Bancorp, Inc.                    1,701,000
   3,000    FirstFed Bancshares, Inc.                    51,375
  24,000    First Financial Corp.                       288,000
 201,000    Flushing Financial Corp.                  3,567,750
  77,000    Fort Bend Holding Corp.                   1,848,000
 345,000    GA Financial, Inc.                        5,131,875
      42    Glendale Federal Bank, FSB*                     966
 105,000    GreenPoint Financial Corp.                5,407,500
  57,900    Hallmark Capital Corp.*                   1,042,200
  84,700    Hamilton Bancorp, Inc.*                   1,461,075
  10,000    HFB Financial Corp.                         222,500
  62,400    Highland Federal Bank, FSB*               1,357,200
  78,367    HUBCO, Inc.                               1,763,257
 175,000    Imperial Bancorp*                         4,178,125
   7,500    Independent Bankshares, Inc.                120,938
 294,000    ITLA Capital Corp.*                       4,189,500
 196,000    Long Island Bancorp, Inc.                 6,468,000
 102,500    Mechanics Savings Bank*                   1,704,063
 181,000    Mid Continent Bancshares, Inc.            4,570,250
  80,900    Ocean Financial Corp.*                    2,234,862
  64,800    OSB Financial Corp.                       2,073,600
  33,000    PennFed Financial Services, Inc.       $    775,500
 266,000    People's Bank                             8,445,500
  65,000    Peoples Financial Corp.                     975,000
 174,600    Perpetual Federal Savings Bank            2,531,700
  95,300    Prestige Bancorp, Inc.*                   1,524,800
 294,000    Provident Financial Holdings, Inc.*       4,446,750
 357,900    RedFed Bancorp, Inc.*                     4,921,125
  93,800    Redwood Financial, Inc.*                  1,008,350
 470,000    River Bank America*                       3,172,500
  47,800    Rowan Bancorp, Inc.*                        824,550
 125,600    SFS Bancorp, Inc.                         2,041,000
  29,200    Southern Community Bancshares, Inc.         394,200
  50,000    Southwest Bancorp*                          950,000
  50,000    Sun Bancorp, Inc.*/D/DD
              (cost $650,000; purchased 9/28/94)        765,000
  10,000    Telebanc Financial Corp.*                   150,000
  16,500    Three Rivers Financial Corp.                233,063
  41,600    Tri-County Bancorp, Inc.                    769,600
  20,000    Washington Federal, Inc.                    455,000
 564,100    Westcorp, Inc.                            8,179,450
   7,500    Westernbank of Puerto Rico                  123,750
 168,000    Yonkers Financial Corp.                   2,436,000
                                                   ------------
                                                    148,287,074
------------------------------------------------------------
Other Financial Intermediaries--29.3%
 224,000    Emergent Group, Inc.*                     2,576,000
 190,700    Financial Federal Corp.*                  3,384,925
  73,000    Finova Group, Inc.                        4,936,625
 427,000    First Financial Caribbean Corp.          11,048,625
 528,800    First Merchants Acceptance Corp.*         4,098,200
 112,000    First Mortgage Corp.*                       462,000
 164,000    IMC Mortgage Co.*                         2,378,000
 430,700    Imperial Credit Industries, Inc.*         8,506,325
 213,600    Imperial Credit Mortgage Holdings,
              Inc.                                    4,886,100
 128,016    Inco Homes Corp.*                           336,042
 147,000    Legg Mason, Inc.                          6,210,750
  99,000    PMC Commerical Trust, Inc.                1,720,125
 330,000    Prime Capital Corp., Inc.*                1,608,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 1997      FIRST FINANCIAL FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
Other Financial Intermediaries (cont'd.)
   2,084    Redwood Trust, Inc.                    $     96,385
 296,471    Resource Bancshares Mortgage Group,
              Inc.                                    4,669,418
 545,300    Sundance Homes, Inc.*                     1,295,088
 319,500    Thornburg Mortgage Asset Corp.            6,070,500
 570,300    Ugly Duckling Corp.*                     10,407,975
 185,500    Ugly Duckling Corp.,*/D/DD
              (cost $3,454,938; purchased
              2/10/97)                                3,238,134
  22,600    United Companies Financial Corp.            466,125
  52,000    Wilshire Financial Services Group,
              Inc.*                                     754,000
                                                   ------------
                                                     79,150,092
                                                   ------------
            Total common stocks (cost
              $178,046,106)                         227,437,166
                                                   ------------
------------------------------------------------------------
Preferred Stock--1.0%
 100,000    Community Bank, Inc.,
              13.00%, Ser. B (cost $2,400,000)        2,700,000
                                                   ------------
------------------------------------------------------------
Convertible Bond--2.1%
Principal Amount
(000)
  $3,000    RAC Financial Group, Inc.,
            7.25%, 8/15/03 (cost $3,415,094)          5,771,250
                                                   ------------
------------------------------------------------------------
Warrants*--0.1%
Warrants
  50,000    Community Bank, Inc.,
              expiring June '99                         187,500
       3    Glendale Federal Bank, FSB
              expiring March '99                              0
 300,000    UnionFed Financial Corp.,D
              expiring September '98
              (cost $0; purchased 3/24/97)                    0
                                                   ------------
            Total warrants (cost $100,000)              187,500
                                                   ------------
Units*--2.6%
 466,700    Novastar Financial, Inc.D/DD
              (1 conv. preferred and 1 warrant)
              (cost $7,000,500; purchased
              12/9/96)                             $  7,000,500
                                                   ------------
            Total long-term investments
              (cost $190,961,700)                   243,096,416
                                                   ------------
SHORT-TERM INVESTMENTS--15.6%
------------------------------------------------------------
Repurchase Agreement--15.6%
Principal Amount
(000)
 $42,158    Swiss Bank Corp.,
              6.35%, dated 3/31/97, due 4/1/97
              in the amount of $42,165,436 (cost
              $42,158,000; value of collateral
              including accrued
              interest-$43,300,089)                  42,158,000
                                                   ------------
------------------------------------------------------------
Certificates Of Deposit
       3    First Federal Savings Bank,
            4.20%, 4/14/97                                2,919
       1    Naugatuck Valley Savings & Loan
              Assoc.,
            4.00%, 4/28/97                                1,140
       1    Brookline Savings Bank,
            5.00%, 5/29/97                                1,238
                                                   ------------
            Total certificates of deposit
              (cost $5,297)                               5,297
                                                   ------------
            Total short-term investments
              (cost $42,163,297)                     42,163,297
                                                   ------------
------------------------------------------------------------
Total Investments--105.5%
            (cost $233,124,997; Note 3)             285,259,713
            Liabilities in excess of other
              assets--(5.5%)                        (14,764,121)
                                                   ------------
            Net Assets--100%                       $270,495,592
                                                   ------------
                                                   ------------

---------------
 * Non-income producing security.
 D Indicates a restricted security; the aggregate cost of such securities is
   $11,105,438. The aggregate value ($11,003,634) is approximately 4.1% of net assets.
DD Fair Valued security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities                FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1997
Investments, at value (cost $233,124,997)..................................................................      $ 285,259,713
Cash.......................................................................................................                250
Receivable for investments sold............................................................................          4,866,693
Dividends and interest receivable..........................................................................            530,248
Deferred expenses and other assets.........................................................................            140,869
                                                                                                                 --------------
   Total assets............................................................................................        290,797,773
                                                                                                                 --------------
Liabilities
Loan payable (Note 4)......................................................................................         18,400,000
Payable for investments purchased..........................................................................          1,038,926
Advisory fee payable.......................................................................................            428,983
Loan interest payable (Note 4).............................................................................            267,156
Administration fee payable.................................................................................             99,206
Accrued expenses...........................................................................................             46,332
Deferred directors' fees...................................................................................             21,578
                                                                                                                 --------------
   Total liabilities.......................................................................................         20,302,181
                                                                                                                 --------------
Net Assets.................................................................................................      $ 270,495,592
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par; 19,629,461shares issued...........................................................      $      19,629
   Paid-in capital in excess of par........................................................................        210,011,537
   Cost of 1,901,100 shares held in treasury...............................................................        (22,799,722)
                                                                                                                 --------------
                                                                                                                   187,231,444
   Undistributed net investment income.....................................................................            757,992
   Accumulated net realized gains..........................................................................         30,371,440
   Net unrealized appreciation of investments..............................................................         52,134,716
                                                                                                                 --------------
   Net assets, March 31, 1997..............................................................................      $ 270,495,592
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share ($270,495,592 /17,728,361 shares of common stock outstanding)....................              $15.26
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

FIRST FINANCIAL FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          March 31, 1997
Income
   Dividends (net of foreign withholding
      taxes of $33,616).....................    $  6,219,364
   Interest.................................         943,453
                                               --------------
      Total income..........................       7,162,817
                                               --------------
Expenses
   Investment advisory fee..................       1,556,042
   Administration fee.......................         358,450
   Reports to shareholders..................         174,000
   Custodian's fees and expenses............          99,000
   Legal fees and expenses..................          74,000
   Insurance expense........................          61,000
   Listing fees.............................          44,000
   Directors' fees and expenses.............          35,000
   Transfer agent's fees and expenses.......          34,000
   Audit fee................................          22,000
   Miscellaneous............................          15,221
                                               --------------
      Total operating expenses..............       2,472,713
   Loan interest (Note 4)...................       1,265,251
                                               --------------
      Total expenses........................       3,737,964
                                               --------------
Net investment income.......................       3,424,853
                                               --------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions.............................      62,347,973
Net increase in unrealized appreciation of
   investments..............................      12,733,565
                                               --------------
Net gain on investments.....................      75,081,538
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................    $ 78,506,391
                                               --------------
                                               --------------


FIRST FINANCIAL FUND, INC.
Statement of Cash Flows
------------------------------------------------------------

                                                  Year Ended
Increase (Decrease) in Cash                     March 31, 1997
Cash flows provided from operating activities
   Dividends and interest received............  $   6,880,188
   Operating expenses paid....................     (2,354,088)
   Loan interest paid.........................     (1,027,739)
   Purchases of short-term portfolio
      investments, net........................    (50,263,870)
   Purchases of long-term portfolio
      investments.............................   (182,010,374)
   Proceeds from disposition of long-term
      portfolio investments...................    242,224,464
   Deferred expenses and other assets.........        (32,638)
                                                --------------
   Net cash provided from operating
      activities..............................     13,415,943
                                                --------------
Cash used for financing activities
   Cash dividends paid........................    (16,641,860)
   Cash used to reacquire Fund shares.........     (5,498,887)
   Net increase in notes payable..............      8,700,000
                                                --------------
   Net cash used for financing activities.....    (13,440,747)
                                                --------------
   Net decrease in cash.......................        (24,804)
   Cash at beginning of year..................         25,054
                                                --------------
   Cash at end of year........................  $         250
                                                --------------
                                                --------------
Reconciliation of Net Increase in Net Assets
to Net Cash Provided from for Operating
Activities
Net increase in net assets resulting from
   operations.................................  $  78,506,391
                                                --------------
Decrease in investments.......................     18,910,050
Net realized gain on investment
   transactions...............................    (62,347,973)
Net increase in unrealized appreciation of
   investments................................    (12,733,565)
Increase in receivable for investments sold...     (4,497,262)
Increase in dividends and interest
   receivable.................................       (282,629)
Increase in deferred expenses and other
   assets.....................................        (32,638)
Decrease in payable for investments
   purchased..................................     (4,462,568)
Increase in accrued expenses and other
   liabilities................................        356,137
                                                --------------
      Total adjustments.......................    (65,090,448)
                                                --------------
Net cash provided from operating activities...  $  13,415,943
                                                --------------
                                                --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

FIRST FINANCIAL FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                       Year Ended March 31,
Increase (Decrease)               ------------------------------
in Net Assets                         1997              1996
                                  ------------      ------------
Operations
   Net investment income.......   $  3,424,853      $  1,893,711
   Net realized gain on
      investment
      transactions.............     62,347,973        44,064,406
   Net increase in unrealized
      appreciation of
      investments..............     12,733,565        28,675,777
                                  ------------      ------------
   Net increase in net assets
      resulting from
      operations...............     78,506,391        74,633,894
                                  ------------      ------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income........     (3,196,846)       (2,148,396)
   Distributions from net
      realized gain on
      investments..............    (51,149,539)      (33,085,304)
   Value of Fund shares issued
      to shareholders in
      reinvestment
      of dividends and
      distributions............     37,704,525        16,515,513
   Cost of Fund shares
      reacquired...............     (5,498,887)               --
                                  ------------      ------------
Total increase.................     56,365,644        55,915,707
Net Assets
Beginning of year..............    214,129,948       158,214,241
                                  ------------      ------------
End of year....................   $270,495,592      $214,129,948
                                  ------------      ------------
                                  ------------      ------------


Notes to Financial Statements                        FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
First Financial Fund, Inc. (the 'Fund') was incorporated in Maryland on March 3, 1986, as a closed-end, diversified investment company. The Fund had no operations until April 24, 1986, when it sold 10,000 shares of common stock for $100,000 to Wellington Management Company (the 'Investment Adviser'). Investment operations commenced on May 1, 1986. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing in securities issued by savings and banking institutions and their holding companies. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Each security traded on a national securities exchange will be valued on the basis of the last sales price on the valuation date on the principal exchange on which the security is traded. Securities traded in the over-the-counter market and on one or more exchanges will generally be valued using the quotations the Board of Directors or its delegate believe reflect most closely the value of such securities. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith according to pricing procedures developed by the Investment Adviser and approved by the Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with repurchase agreement transactions with financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
The Fund may invest up to 20% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ('restricted securities'). With regards to the restricted securities held by the Fund at March 31, 1997, the Fund may
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                        FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
not demand registration by the issuers. Restricted securities are valued pursuant to the valuation procedures noted above.
Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.
The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends are provided in accordance with the
Fund's understanding of the applicable country's tax rules and rates.
Dividends and Distributions: The Fund expects to declare and pay, at least annually, dividends from net investment income and any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales.
------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with the Investment Adviser and with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.
The investment advisory agreement provides for the Investment Adviser to receive a fee, computed monthly and payable quarterly, at the following annual rates:
 .75% of the Fund's average month-end net assets up to and including $50 million, and .625% of such assets in excess of $50 million. The administration agreement provides for the Administrator to receive a fee, computed monthly and payable quarterly, at the annual rate of .15% of the Fund's average month-end net assets.
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 1997 were $177,547,806 and $242,351,052, respectively.
The cost basis of the Fund's investments, including short-term investments, at March 31, 1997 was $233,596,224; and, accordingly, net unrealized appreciation for federal income tax purposes was $51,663,489 (gross unrealized appreciation--$63,845,888; gross unrealized depreciation--$12,182,399).
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements                        FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
Note 4. Borrowings
The Fund has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $60,000,000. These borrowings may be set to any desired maturity from one week to one year at a rate of interest determined by the lender at the time of borrowing.
While outstanding, each borrowing will bear interest, payable at maturity. The average daily balance outstanding for the year ended March 31, 1997 was $18,957,808 at a weighted average interest rate of 6.55%. The highest face amount of borrowing outstanding at any month end during the year ended March 31, 1997 was $20,000,000. The Fund's borrowings on March 31, 1997 ($18,400,000 at
6.56%) matured on April 7, 1997.
------------------------------------------------------------
Note 5. Capital
There are 50 million shares of $.001 par value common stock authorized. Of the 19,629,461 shares issued as of March 31, 1997, the Investment Adviser owned 13,601 shares. During the fiscal years ended March 31, 1996 and 1997, the Fund issued 1,300,435 and 2,505,284 shares, respectively, in connection with cash distributions paid in stock. During the fiscal year ended March 31, 1997, the Fund repurchased 400,000 shares at a weighted average discount per share of 14.16%.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Financial Highlights                                 FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

                                                                            Year Ended March 31,
                                                        ------------------------------------------------------------
                                                          1997         1996         1995         1994         1993
                                                        --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  13.71     $  11.05     $  12.74     $  16.52     $  10.50
                                                        --------     --------     --------     --------     --------
Income from investment operations
Net investment income...............................         .22          .13          .05          .04          .08
Net realized and unrealized gain (loss) on
   investments......................................        4.84         4.99         2.76         3.27         7.89
                                                        --------     --------     --------     --------     --------
   Total from investment operations.................        5.06         5.12         2.81         3.31         7.97
                                                        --------     --------     --------     --------     --------
Less dividends and distributions
Dividends from net investment income................        (.21)        (.15)        (.03)        (.05)        (.02)
Distributions in excess of net investment income....       --           --           --           --           --
Distributions from net capital gains................       (3.36)       (2.31)       (4.38)       (6.63)       (2.02)
                                                        --------     --------     --------     --------     --------
   Total dividends and distributions................       (3.57)       (2.46)       (4.41)       (6.68)       (2.04)
                                                        --------     --------     --------     --------     --------
Increase resulting from Fund share repurchase.......         .06        --           --             .08          .12
Capital charge resulting from the issuance of Fund
   shares...........................................       --           --            (.09)        (.49)        (.03)
                                                        --------     --------     --------     --------     --------
Net asset value, end of year(a).....................    $  15.26     $  13.71     $  11.05     $  12.74     $  16.52
                                                        --------     --------     --------     --------     --------
                                                        --------     --------     --------     --------     --------
Market price per share, end of year(a)..............    $ 14.500     $ 12.625     $ 11.125     $  12.00     $ 15.125
                                                        --------     --------     --------     --------     --------
                                                        --------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN(b):.........................       42.10%       35.46%       34.83%       24.22%       72.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $270,496     $214,130     $158,214     $143,572     $154,090
Average net assets (000)............................    $238,967     $195,421     $164,322     $158,100     $125,361
Ratios to average net assets:
   Expenses, before loan interest, commitment fees
      and nonrecurring expenses.....................        1.03%        1.00%        1.03%        1.11%        1.13%
   Total expenses...................................        1.56%        1.23%        1.58%        1.36%        1.21%
   Net investment income............................        1.43%         .97%        0.46%        0.25%        0.62%
Portfolio turnover rate.............................          70%          82%         103%         139%         105%
Total debt outstanding at end of year (000
   omitted).........................................    $ 18,400     $  9,700     $ 16,000     $ 15,000        --
Asset coverage per $1,000 of debt outstanding.......    $ 15,701     $ 23,075     $ 10,888     $ 10,571        --
Average commission rate paid per share..............    $  .0530     $  .0415        --           --           --

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
    Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Report of Independent Accountants                    FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of First Financial Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Financial Fund, Inc. (the 'Fund') at March 31, 1997, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights of the Fund for each of the four years in the period ended March 31, 1996, and the statement of changes in net assets for the year ended March 31, 1996 were audited by other independent accountants whose report dated May 9, 1996, expressed an unqualified opinion on those financial highlights and that statement.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 21, 1997
--------------------------------------------------------------------------------
                                       11

Supplemental Proxy Information (Unaudited)           FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
   The annual meeting of shareholders of the First Financial Fund, Inc. was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)  To elect Directors as follows:
    Directors                                                                  Class             Term              Expiring
    ---------                                                                                    -----             --------

    Eugene C. Dorsey                                                            I               3 years             1998
    Douglas H. McCorkindale                                                      II             3 years             1999
    -------------------

    The director Thomas T. Mooney whose term of office continued beyond this meeting was not voted upon at this meeting.
(2) To approve the proposed change of the Fund's fundamental investment limitation on borrowing.
(3) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the fiscal year ending March 31, 1997.
(4) To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.
The results of the proxy solicitation on the above matters were as follows:

Director/Matter                                                     Votes for                Votes against            Abstentions
---------------                                                  ----------------            -------------            -----------
(1) Eugene C. Dorsey                                                 8,251,173                       --                 486,814
    Douglas H. McCorkindale                                          8,253,121                       --                 484,866
(2) Amending of Investment Restrictions                              6,874,280                  821,486                 304,138
(3) Deloitte & Touche LLP                                            8,501,432                  113,045                 118,037
(4) There was no other business voted upon at the annual meeting of shareholders.

Tax Information (Unaudited)                          FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 1997) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 1997, the Fund paid dividends and distributions totalling $3.57 per share, comprised of $.21 ordinary income and $1.52 short-term capital gains which are taxable as ordinary income and $1.84 long-term capital gains which are taxed as such. Further, we wish to advise you that 16.94% of the dividends taxable as ordinary income and paid in the fiscal year ended March 31, 1997 qualified for the corporate dividend received deduction available to corporate taxpayers.
In January 1998, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 1997 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.
--------------------------------------------------------------------------------
                                       12

Other Information                                    FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in streetname or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.
State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distribution payable only in cash and the net asset value exceeds the market price of Shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole Shares and cash for fractional Shares.
All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------
                                       13

Directors
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

320228109